Exhibit 99.1

PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

Fifth Amendment to the Third Amended and Restated Agreement of Limited

Partnership of Prentiss Properties Acquisition Partners, L.P.

RECITALS

Belmar Real Estate Corporation desires to assign and Belshire Realty Corporation (“Assignee”) desires to acquire 300,000 8.30% Series B Preferred Units of the Partnership.

Pursuant to Article XI of the Third Amended and Restated Agreement of Limited Partnership, dated as of October 1, 2001, as amended by amendments dated December 18, 2001, January 3, 2002, March 19, 2002 and July 30, 2002 (as so amended, the “Agreement”), of the Partnership, Prentiss Properties I, Inc. as the sole general partner of the Partnership (the “General Partner”), desires to amend the Agreement to admit Assignee as a Substitute Limited Partner with respect to the Assigned Units; terms being used herein as defined in the Agreement.

NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement.

1. Exhibit A to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

2. Notwithstanding anything to the contrary in Section 4.02 (d) (viii) or elsewhere in the Agreement, none of the 8.30% Series B Preferred Units held by Belrose Realty Corporation may be exchanged for Series B Preferred Shares prior to January 1, 2014.

3. Assignee accepts and agrees to be bound by the terms and provisions of the Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the General Partner, Assignor and the Assignee have executed this Fifth Amendment as of July 23, 2003.

GENERAL PARTNER

PRENTISS PROPERTIES I, INC.

By:	/s/ Michael A. Ernst
Name: Michael A. Ernst Title: Executive Vice President Chief Financial Officer

ASSIGNEE AND SUBSTITUTE LIMITED PARTNER:

BELSHIRE REALTY CORPORATION

By:	/s/ William R. Cross
Name: William R. Cross Title: Vice President

ASSIGNOR:

BELMAR REALTY CORPORATION

By:	/s/ William R. Cross
Name: William R. Cross Title: Vice President

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EXHIBIT A

AS OF JULY 23, 2003

Partner	Partnership Units	Percentage Interest

Operating Partnership Units (Common)

General Partner:

PRENTISS PROPERTIES I, INC. 3890 W. Northwest Hwy. Ste. 400 Dallas, TX 75220	47,152	0.115878%

Limited Partners:

PRENTISS PROPERTIES TRUST 3890 W. Northwest Hwy. Ste. 400 Dallas, TX 75220	39,156,211	96.227627%

MICHAEL V. PRENTISS 3890 W. Northwest Hwy. Ste. 400 Dallas, TX 75220	262,733	0.645675%

THOMAS F. AUGUST 3890 W. Northwest Hwy. Ste. 400 Dallas, TX 75220	88,576	0.217678%

DENNIS J. DuBOIS 3890 W. Northwest Hwy. Ste. 400 Dallas, TX 75220	58,274	0.143210%

PRENTISS CREDIT SHELTER TRUST 3890 W. Northwest Hwy. Ste. 400 Dallas, TX 75220	333,387	0.819309%

PETER O. HAUSMANN 920 Plumsock Rd. Newtown Square, PA 19073	134,644	0.330892%

DB ALEX. BROWN Exchange Fund, L.P. 1 South Street, 18th Floor Baltimore, MD 21202	36,867	0.090602%

HENRY C. GULBRANDSEN, JR. 168 Grubb Rd Malvern, PA 19355	111,000	0.272786%

TIMOTHY J. WEBER 820 Fieldstone Dr. Chester Springs, PA 19425	90,000	0.221178%

Fieldstone Enterprises L.P. c/o Timothy J. Weber 820 Fieldstone Dr. Chester Springs, PA 19425	40,000	0.098301%

Partner	Partnership Units	Percentage Interest

STEVEN A. STATTNER 2884 Birkdale Weston, FL 33332	17,500	0.043007%

THE F.M. (BRUCE) BRUSSEAU TRUST 1525 Faraday Ave. #100 Carlsbad, CA 92008	16,735	0.041127%

NEWPORT NATIONAL CORPORATION 1525 Faraday Ave. #100 Carlsbad, CA 92008	40,078	0.098493%

SCOTT R. BRUSSEAU 1525 Faraday Ave. #100 Carlsbad, CA 92008	15,049	0.036983%

JEFFRY A. BRUSSEAU 1525 Faraday Ave. #100 Carlsbad, CA 92008	13,962	0.034312%

ELLIOTT INVESTMENT COMPANY, L.P. 39 Linda Isle Newport Beach, CA 92660	9,514	0.023381%

D. KENT DAHLKE 62-G Corniche Dana Point, CA 92629	632	0.001553%

KENNETH L. HATFIELD 17627 Kizman Road Cypress, TX 77429	84,474	0.207598%

MICHAEL G. TOMBARI 5811 Redwood River Drive Kingwood, TX 77345	84,474	0.207598%

JAMES J. GORMAN 120 Arrandale Blvd. Exton, PA 19341	11,603	0.028515%

CHRISTOPHER J. KNAUER 120 Arrandale Blvd. Exton, PA 19341	11,603	0.028515%

BRANDYWINE OPERATING PARTNERSHIP, L.P. 401 Plymouth Rd. #600 Plymouth, PA 19462	26,768	0.065783%

TOTAL	40,691,236	100.000000%

Partner	Partnership Units	Percentage Interest

Series A Cumulative Convertible Preferred Units (now “Series D” below)

PRENTISS PROPERTIES TRUST (Security Capital) 3890 W. Northwest Hwy. Ste. 400 Dallas, TX 75220	—	—

TOTAL	—	—

Series B Cumulative Redeemable Perpetual Preferred Units

BELCREST REALTY CORPORATION c/o Eaton Vance Management 255 State Street Boston, MA 02109	—	0.0000%

BELAIR REAL ESTATE CORPORATION c/o Eaton Vance Management 255 State Street Boston, MA 02109	—	0.0000%

BELROSE REALTY CORPORATION c/o Eaton Vance Management 255 State Street Boston, MA 02109	386,464	20.3402%

BELMAR REALTY CORPORATION c/o Eaton Vance Management 255 State Street Boston, MA 02109	663,536	34.9229%

BELPORT REALTY CORPORATION c/o Eaton Vance Management 255 State Street Boston, MA 02109	550,000	28.9474%

BELRIEVE REALTY CORPORATION c/o Eaton Vance Management 255 State Street Boston, MA 02109	—	0.0000%

BELSHIRE REALTY CORPORATION c/o Eaton Vance Management 255 State Street Boston, MA 02109	300,000	15.7895%

TOTAL	1,900,000	100.0000%

Partner	Partnership Units	Percentage Interest

Series C Cumulative Redeemable Perpetual Preferred Units

All Redeemed on January 3, 2002.

TOTAL	—	0.0000%

Series D Cumulative Convertible Preferred Units (formerly “Series A”)

PRENTISS PROPERTIES TRUST (Security Capital) 3890 W. Northwest Hwy. Ste. 400 Dallas, TX 75220	3,773,585	100.0000%

TOTAL	3,773,585	100.0000%

Series E Cumulative Preferred Units

BRANDYWINE OPERATING PARTNERSHIP, L.P. 401 Plymouth Rd. #600 Plymouth, PA 19462	200,000	100.0000%

TOTAL	200,000	100.0000%

Acknowledged:

Prentiss Properties I, Inc.

General Partner

By:	/s/ Gregory S. Imhoff
Gregory S. Imhoff Secretary